Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated statements of operations reflect adjustments to the Family Healthcare Solutions, Inc. historical statements of operations for the year ended September 30, 2006 and the six and three months ended April 30, 2007 to give effect to:

The reverse merger which was completed on or about June 20, 2007 as if it had occurred on
February 1, 2007. In a transaction accounted for as a reverse merger, Mega Media
Group, Inc. is treated as the accounting acquirer.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Family Healthcare Solutions Inc. would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Family Healthcare Solutions, Inc.'s results of operations for future periods.

The following unaudited pro forma consolidated balance sheet reflects adjustments to the Family Healthcare Solutions, Inc. historical balance sheet at September 30, 2006 to give effect to this reverse merger.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Mega Media Group, Inc. which are included in this form 8-K and the historical financial statements of Family Healthcare Solutions, Inc. which are included with its filings to the SEC.

FAMILY HEALTHCARE SOLUTIONS, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 31, 2007

				Proforma Adjustments		Consolidated
ASSETS	Family Healthcare Solutions, Inc (a)		Mega Media	Amount	Explanation	Balance

Current Assets:
Cash		$-	$37,444	$	$	$37,444
Accounts receivable, net		-	68,636			68,636
Prepaid expenses		-	168,203			168,203
Total Current Assets		-	274,283	-		274,283

Other Assets:
Fixed Assets, net		-	559,097			559,097
Master records, net		-	306,676			306,676
Advances		-	20,000			20,000
Note Receivable - Gladiator		-	-			-
Deposits		-	225,486			225,486
Other		-	16,010			16,010

TOTAL ASSETS		$-	$1,401,552	$-		$1,401,552

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$		$394,870		$	$394,870
Taxes payable			285,623			285,623
Accrued Officers' Compensation			379,829			379,829
Equipment loan - current portion			14,924			14,924
Equipment lease - current portion			19,440			19,440
Loans payable			440,000			440,000
Deferred revenues			252,399			252,399
Accrued interest			7,545			7,545
Payable to shareholders and related parties		69,328	1,159,573			1,228,901
Other			410,965			410,965
Total Current Liabilities		69,328	3,365,168	-		3,434,496
Other Liabilities:
Equipment Loan Payable		-	46,961			46,961
Equipment Lease Payable		-	50,220			50,220
TOTAL LIABILITIES		69,328	3,462,349	-		3,531,677

Commitments and contingencies

Preferred stock		-	14,492			14,492
Common stock		33,960	5,277	33,741	(b)	72,978
Additional paid-in capital		1,672,532	4,067,546	(1,706,273)	(b)	4,033,805
Deferred compensation		-	(1,392)			(1,392)
Accumulated Deficit		(1,775,820)	(6,146,720)	1,672,532		(6,250,008)

Total Stockholders' Deficit		(69,328)	(2,060,797)	-		(2,130,125)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$-	$1,401,552	$-		$1,401,552

The accompanying notes are an integral part of these financial statements.

FAMILY HEALTHCARE SOLUTIONS, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2007

						Consolidated
				Proforma Adjustments		Statement of
	Family Healthcare Solutions, Inc (a)		Mega Media	Amount	Explanation	Operations

Advertising Revenues	$-		$3,240,069		$	$3,240,069
Other Revenues	-		217,022	-		217,022

Total Revenues	-		3,457,091	-		3,457,091

Expense
Operating Expenses	295,597	(c)	3,007,710	(295,597)		3,007,710
General and administrative	20,000		3,364,633	(20,000)		3,364,633
Depreciation and Amortization	-		287,204			287,204

	315,597		6,659,547	(315,597)		6,659,547

Net loss from operations	(315,597)		(3,202,456)	315,597		(3,202,456)

Other Income and Expenses:

Interest expense	-		(73,765)	-		(73,765)

Net loss before tax benefits	$(315,597)		$(3,276,221)	315,597		(3,276,221)

Tax expense	-		-			-

Net loss	$(315,597)		$(3,276,221)			$(3,276,221)

Weighted average number of common shares outstanding	6,623,101					72,978,695

Net income per basis and diluted shares	$(0.05)					$(0.04)

The accompanying notes are an integral part of these financial statements.

FAMILY HEALTHCARE SOLUTIONS, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
APRIL, 30, 2007

				Proforma Adjustments		Consolidated
ASSETS	Family Healthcare Solutions, Inc (a)		Mega Media	Amount	Explanation	Balance

Current Assets:
Cash		$-	$85,705	$	$	$85,705
Accounts receivable, net		-	40,557			40,557
Prepaid expenses		-	145,208	-		145,208
Total Current Assets		-	271,470	-		271,470

Other Assets:
Fixed Assets, net		-	524,960			524,960
Master records, net		-	320,676			320,676
Advances		-	20,000			20,000
Note Receivable - Gladiator		-	-			-
Deposits		-	225,486			225,486
Other		-	16,010	-		16,010

TOTAL ASSETS		$-	$1,378,602	$-		$1,378,602

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$		$371,605		$	$371,605
Taxes payable			430,661			430,661
Accrued Officers' Compensation			398,868			398,868
Equipment loan - current portion			14,924			14,924
Equipment lease - current portion			19,440			19,440
Loans payable			540,000			540,000
Deferred revenues			336,748			336,748
Accrued expenses			30,837			30,837
Payable to shareholders and related parties		69,328	1,387,603			1,456,931
Other		-	416,866	-		416,866
Total Current Liabilities		69,328	3,947,553	-		4,016,881
Other Liabilities:
Equipment Loan Payable		-	41,290			41,290
Equipment Lease Payable		-	45,360	-		45,360
TOTAL LIABILITIES		69,328	4,034,203	-		4,103,531

Commitments and contingencies

Preferred stock		-	14,417			14,417
Common stock		33,960	5,327	33,691	(b)	72,978
Additional paid-in capital		1,672,532	4,117,496	(1,706,223)	(b)	4,083,805
Deferred compensation		-	(317)			(317)
Accumulated Deficit		(1,775,820)	(6,792,525)	1,672,532		(6,895,813)

Total Stockholders' Deficit		(69,328)	(2,655,601)	-		(2,724,929)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$-	$1,378,602	$-		$1,378,602

The accompanying notes are an integral part of these financial statements.

FAMILY HEALTHCARE SOLUTIONS, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED APRIL 30, 2007

					Consolidated
			Proforma Adjustments		Statement of
	Family Healthcare Solutions, Inc (a)	Mega Media	Amount	Explanation	Operations

Advertising Revenues	$-	$955,241		$	$955,241
Other Revenues	-	113,344	-		113,344

Total Revenues	-	1,068,585	-		1,068,585

Expense
Operating Expenses	-	747,031			747,031
General and administrative	-	897,825			897,825
Depreciation and Amortization	-	44,378	-		44,378

	-	1,689,234	-		1,689,234

Net loss from operations	0	(620,649)	-		(620,649)

Other Income and Expenses:

Interest expense	-	(25,156)	-		(25,156)

Net loss before tax benefits	$0	$(645,805)	-		(645,805)

Tax expense	-	-			-

Net loss	$-	$(645,805)			$(645,805)

Weighted average number of common shares outstanding	33,959,964				72,978,695

Net income per basis and diluted shares	$-				$

The accompanying notes are an integral part of these financial statements.

Family Healthcare Solutions, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated
Financial Statements
For January 31, 2007 and April 30, 2007

(a)	The Family Healthcare Solutions, Inc. numbers represent the balances at September 30, 2006 for the January 31, 2007 pro forma and March 31, 2007 for the April 30, 2007 pro forma.

(b)	Issuance of Family Healthcare Solutions, Inc shares in exchange for Mega Media Group, Inc. shares to reflect that the Mega Media Group, Inc. shareholders will own 68.50 % of the combined company.

(c)	The Family Healthcare Solutions, Inc's legal and consulting fees are presented as part of operating expenses for the comparability.